UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2022

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

ENDRA Life Sciences Inc. (the “Company”) held a special meeting of stockholders on November 29, 2022 (the “Special Meeting”). As of the close of business on October 10, 2022, the record date for the Special Meeting, there were 63,174,455 shares of the Company's common stock, 141.397 shares of the Company's Series A Convertible Preferred Stock and 63,366.623 shares of shares of the Company's Series C Preferred Stock outstanding. The certified results of the matter voted upon at the meeting, which is more fully described in the definitive proxy statement filed with the Securities and Exchange Commission on October 17, 2022, are as follows:

Proposal 1 – The stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect, at the discretion of the Company’s Board of Directors (the “Board”) on or prior to the one-year anniversary of the date of the Special Meeting, a reverse stock split of the Company’s common stock at a stock split ratio between 1-for-2 and 1-for-30, with the ultimate ratio to be determined by the Board in its sole discretion, the implementation and timing of which shall be subject to the discretion of the Board, with votes cast as follows:

For	Against	Abstain
21,057,265,393	7,433,237,535	5,832,047,971

Item 8.01. Other Events.

Following the Special Meeting, the Board approved a reverse stock split ratio of 1-for-20. The Company intends to effect the reverse stock split prior to December 31, 2022 and will file a Current Report on Form 8-K to report the filing of the Certificate of Amendment.

Forward-Looking Statements

All statements in this report that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “explore,” “estimate,” “anticipate” or other comparable terms. Examples of forward-looking statements include, among others, statements regarding plans to effect the reverse stock split. The forward-looking statements made in this report speak only as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
December 2, 2022
	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer

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